Exhibit 10.30

FIRST AMENDMENT TO LOAN AGREEMENT

This FIRST AMENDMENT TO LOAN AGREEMENT (this "Amendment") is entered into as of January 23, 2017, between TEXAS CAPITAL BANK, NATIONAL ASSOCIATION ("Lender"), and VINTAGE STOCK, INC., a Missouri corporation ("Borrower").

RECITALS

A.          Whereas, Lender and Borrower are parties to a LOAN AGREEMENT dated as of NOVEMBER 3, 2016 (as the same has been or may be amended, supplemented or otherwise modified from time to time, including any other instruments executed and delivered in renewal, extension, rearrangement or otherwise in replacement thereof, the "Agreement") (any capitalized terms not specifically defined herein will have the meaning ascribed to them in the Agreement);

B.          Whereas, Borrower and Lender have agreed to amend certain provisions of the Agreement; and

Now, therefore, in consideration of the parties' mutual promises in this Amendment, and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties agree as follows:

AGREEMENT

1.           Amendment to Defined Term. The defined term "Accounts Advance Amount" in Section 1.01 of the Agreement is hereby amended in its entirety to read as follows:

"Accounts Advance Amount" shall mean at any time an amount equal to the product of (a) (i) all Eligible Accounts plus (ii) all Eligible Credit Card Receivables times, (b) a percentage, which shall initially be EIGHTY-FIVE PERCENT (85.00%).

2.          New Defined Term. The new defined terms "Credit Card Receivables" and "Eligible Credit Card Receivables" are hereby added to Section 1.01 of the Agreement in the correct alphabetical order as follows:

"Credit Card Receivables" shall mean, collectively, all present and future rights of Borrower to payment from any major credit card issuer or major credit card processor arising from sales of goods or rendition of services to customers who have purchased such goods or services using a credit or debit card.

"Eligible Credit Card Receivables" means Credit Card Receivables due to Borrower on a non-recourse basis, in each case acceptable to Lender in its reasonable discretion, as arise in the ordinary course of business, which have been earned by performance. Without limiting the foregoing, unless Lender otherwise agrees, none of the following shall be deemed to be Eligible Credit Card Receivables:

(a)                 Credit Card Receivables that have been outstanding for more than FIVE (5) Business Days from the date of sale:

(b)                 Credit Card Receivables with respect to which Borrower does not have good and valid title, free and clear of any Lien (other than Liens granted to Lender).

(c)                 Credit Card Receivables that are not subject to a first priority security interest in favor of Lender (it being the intent that chargebacks in the ordinary course by the credit card processors shall not be deemed violative of this clause).

(d)                 Credit Card Receivables which are disputed, are with recourse, or with respect to which a claim, counterclaim, offset or chargeback has been asserted (to the extent of such claim, counterclaim, offset or chargeback).

Eligible Credit Card Receivables shall not include any Credit Card Receivables which Lender deems, in its reasonable discretion, not to be Eligible Credit Card Receivables.

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3.          Amendment to Secton 4.01(e).   Section 4.01(e) of the Agreement (Revolving Credit Borrowing Base Reports) is hereby amended by adding ", Eligible Credit Card Receivables, and" immediately after the term "Eligible Accounts".

4.          Conditions. This Amendment shall be effective upon the completion of Borrower having delivered the following, in form and substance satisfactory to Lender:

(a)          this Amendment; and

(b)          each other document, opinion and certificate required by Lender.

5.          Representations,Warranties and Covenants; Expenses. Borrower expressly reaffirms all of its representations and warranties in the Agreement as of the date of this Amendment (except such representations and warranties that expressly relate to an earlier date). Borrower agrees to pay all costs, expenses and reasonable attorney's fees of Lender and its counsel in connection with the Agreement or this Amendment.

6.          No Waiver. Except as set forth in this Amendment, all of the terms and conditions of the Agreement remain in full force and effect and none of such terms and conditions are, or shall be construed as, otherwise amended or modified, except as specifically set forth herein and nothing in this Amendment shall constitute a waiver by Lender of any Default or Event of Default, or of any right, power or remedy available to Lender or any Loan Party under the Agreement, whether any such defaults, rights, powers or remedies presently exist or arise in the future.

7.         Ratification. The Agreement shall, together with this Amendment and any related documents, instruments and agreements shall hereafter refer to the Agreement, as amended hereby.

8.         Release. EACH LOAN PARTY HEREBY ACKNOWLEDGES AND AGREES THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE OBLIGATIONS OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM LENDER. EACH LOAN PARTY HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES THE LENDER AND EACH OF ITS RESPECTIVE PREDECESSORS, AGENTS, EMPLOYEES, AFFILIATES, SUCCESSORS AND ASSIGNS (COLLECTIVELY, THE "RELEASED PARTIES") FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES AND LIABILITIES WHATSOEVER, WHETHER KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT OR CONDITIONAL, OR AT LAW OR IN EQUITY, IN ANY CASE ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED THAT SUCH LOAN PARTY MAY NOW OR HEREAFTER HAVE AGAINST THE RELEASED PARTIES, IF ANY, IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND THAT ARISE FROM ANY OF THE LOANS, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE AGREEMENT OR ANY OF THE OTHER SECURITY INSTRUMENTS, AND/OR THE NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE.

9.         Other Provisions. The provisions of the Agreement that are not expressly amended in this Amendment shall remain unchanged and in full force and effect. In the event of any conflict between the terms and provisions of this Amendment and the Agreement, the provisions of this Amendment shall control.

10.        Signatures. This Amendment may be signed in counterparts. A facsimile or other electronic transmission of a signature page will be considered an original signature page. At the request of a party, the other party will confirm a fax-transmitted or electronically transmitted signature page by delivering an original signature page to the requesting party.

[Signature Page Follows]

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The parties have caused this Amendment to be duly executed and delivered as of the date first written above.

LENDER:

TEXAS CAPITAL BANK, NATIONAL ASSOCIATION

By: /s/ Terri Sandridge

Name: Terri Sandridge

Title: Vice President, Corporate Banking-ABL

BORROWER:

VINTAGE STOCK, INC.

By: /s/ Rodney Spriggs

Name: Rodney Spriggs

Title: CEO and President

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